UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2018

_______________________
UNIVEST CORPORATION OF PENNSYLVANIA
(Exact name of registrant as specified in its charter)

_______________________

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)

 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective January 1, 2018, Univest Corporation of Pennsylvania (the "Corporation") appointed Robert C. Wonderling to serve as an alternate director of the Corporation with a term expiring at the 2018 annual shareholders meeting.
Since 2009, Mr. Wonderling has served as President and CEO of the Chamber of Commerce for Greater Philadelphia, a business advocacy organization of member companies that promotes growth and economic development in the 11-county Greater Philadelphia region. Prior to this position, from 2002 to 2009, Mr. Wonderling served in the Pennsylvania State Senate, where he served as Chairman of the Communications and Technology Committee and then as Chairman of the Transportation Committee. He also served in the executive branch of state government in the Ridge-Schweiker administration as Deputy Secretary of Transportation, where he was responsible for improving the operation and efficiency of PennDOT’s 5,000-employee highway maintenance force. Mr. Wonderling has also worked for Bentley Systems, Inc. a privately held software firm based in Exton, PA which provides software solutions to engineers and architects on projects ranging from bridges to clean water and Allentown-based Air Products and Chemicals, Inc. in the Air Products division for energy environmental systems. In addition, Mr. Wonderling worked closely with the Chamber from 1984 to 1991 as President of the PENJERDEL Council.
Mr. Wonderling serves on the Boards of the United Way of Southeastern Pennsylvania, the Philadelphia Industrial Development Corporation, the Pittsburgh Supercomputing Advisory Council, Congreso De Latinos Unidos, Ursinus College and Children’s Hospital of Pennsylvania (CHOP) Corporate Council. Mr. Wonderling holds a Bachelor of Arts degree from Allegheny College, a Master’s degree in Government Administration from the University of Pennsylvania and attended the program for Senior Executives in State Government at Harvard University.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By:	/s/ Roger S. Deacon
Name:	Roger S. Deacon
Title:	Senior Executive Vice President, Chief Financial Officer
Date: January 2, 2018